Exhibit 10.3(a)†^

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SECOND AMENDMENT TO MASTER SERVICES AGREEMENT
THIS SECOND AMENDMENT TO MASTER SERVICES AGREEMENT (this “Amendment”) is entered into as of the date of the last signature hereto, by and among Frontier Airlines Holdings, Inc. (“Company”), U.S. Bank National Association (“U.S. Bank”), U.S. Bank National Association, acting through its Canadian branch (“U.S. Bank Canada”), Elavon Canada Company (“Elavon Canada”) and Elavon, Inc. (together with U.S. Bank, U.S. Bank Canada, and Elavon Canada, the “Provider”).
RECITALS
    A.    Company and Provider are parties to a certain Master Services Agreement dated as of April 25, 2023 (as amended, supplemented, or otherwise modified from time to time, the “Agreement”).

    B.    The Parties desire to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS HEREBY AGREED by and between the Parties as follows:
2.Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to them in the Agreement.
3.Amendments. The following amendment is made to the Agreement:
(a)Definitions.
(b)(i)     The following definition is added to Appendix 1 (Definitions) in alphabetical order as follows:
““Air Traffic Liability” or “ATL” means Company’s air traffic liability calculated by Company in accordance with U.S. GAAP and limited to Transactions processed by Provider, and including estimated taxes directly related to such ATL. ATL shall be adjusted as follows: (A) to exclude [***] and (B) to recognize subscriptions on a straight-line basis over the applicable subscription period. .”
(i)The definition of “Calculation Date” in Section 1 (Certain Definitions) of Schedule D (Exposure Protection Schedule) is deleted and replaced with the following definition:
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(c)Reporting. Section 10.12 is amended and restated to read as follows:
“10.12    A report of the previous month’s activities through the last calendar day of the month is due prior to [***]. The report’s contents will include: [***].
Schedule D Definitions. The following definition is added to Section 1 of Schedule D (Exposure Protection Schedule) in alphabetical order as follows:
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4820-7052-4567\8

(d)Exposure Limit. A new Section 2(g) is added to Section 2 of Schedule D (Exposure Protection Schedule) as follows:
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(e)Methodology. Section 8 of the Schedule D (Exposure Protection Schedule) is amended and restated in its entirety as follows:
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(e) Compliance certificate.
(f)(i)     The following sentence is added to the end of Section 10 (Compliance Certificate) of Schedule D (Exposure Protection Schedule):
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    (ii)    The compliance certificate attached to the Exposure Protection Schedule as Attachment 1 is amended and restated in its entirety and attached hereto as Exhibit A.
4.Effectiveness of Amendment Date. This Amendment shall become effective upon execution and delivery to Provider of duly executed counterparts hereof by the Provider and Company as of the date of the last signature hereto.
5.Merger and Integration, Superseding Effect. Except as expressly modified under this Amendment, all of the terms and conditions remain in full force and effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto, and supersedes and has merged into it all prior oral and written agreements, on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof. All references contained in the Agreement shall mean the Agreement as supplemented and amended hereby.
6.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
7.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which counterparts of this Amendment when taken together, shall constitute one and the same instrument.
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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date of the last signature below.
FRONTIER AIRLINES HOLDINGS, INC.    U.S. BANK NATIONAL ASSOCIATION

By: /s/ Howard Diamond                                         By: /s/ Kurt Jarrett
Its: General Counsel                                                Its: Authorized Representative
Date: 02/26/2026                                                     Date: 02/26/2026
U.S. BANK NATIONAL ASSOCIATION, acting through its Canadian Branch
By: /s/ Kurt Jarrett
Its: Authorized Representative
Date: 02/26/2026

ELAVON CANADA COMPANY
By: /s/ Kurt Jarrett
Its: Authorized Representative
Date: 02/26/2026

ELAVON, INC.
By: /s/ Kurt Jarrett
Its: Authorized Representative
Date: 02/26/2026

EXHIBIT A
ATTACHMENT 1 TO EXPOSURE PROTECTION SCHEDULE
FORM OF MONTHLY COMPLIANCE CERTIFICATE
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